UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

TELEWEST GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50886	59-3778247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Great Portland Street, London W1W 5QA, United Kingdom

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +44-20-7299-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 31, 2006, Telewest Global, Inc. and NTL Incorporated issued a joint press release entitled “NTL and Telewest set stockholder vote for March 2, 2006”.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Title
99.1	Press release, dated January 31, 2006, jointly issued by NTL Incorporated and Telewest Global, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEWEST GLOBAL, INC.

By:	/s/ STEPHEN COOK
	Name:	Stephen Cook
	Title:	General Counsel and Group Strategy Director

Date: February 1, 2006